Exhibit 99.1

NeoPhotonics Reports Second Quarter 2015 Financial Results

•	Achieved Record Quarter Revenue of $85.4 million
•	Expanded Non-GAAP Gross Margin to 32.3%
•	Achieved Fourth Consecutive Quarter of Non-GAAP Profitability, and Achieved Third Consecutive Quarter of GAAP Profitability
•	Achieved Fourth Consecutive Quarter of Positive Cash Flows from Operations
•	Completed Secondary Offering of 6.9 million shares for net proceeds of $45.6 million

SAN JOSE, Calif. — August 6, 2015 - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of hybrid photonic integrated optoelectronic modules and subsystems for bandwidth-intensive, high-speed communications networks, today announced financial results for its second quarter ended June 30, 2015.

“Our goal is to be a leader in High Speed 100G and beyond product solutions and to deliver sustained profitability.  With strong traction of our High Speed 100G and beyond products in transport and Metro markets as well as in rapidly growing Datacenter Interconnect system applications, 59% of our revenue was from High Speed 100G and above products. Our second quarter results continue to demonstrate our strong execution towards our profitability goals and our target model with sequential increases in revenue, gross margins, profitability, EBITDA and operating cash flow,” said Tim Jenks, NeoPhotonics Chairman and CEO.  “We further bolstered our balance sheet with our equity raise of $45.6 million,” continued Mr. Jenks.

Second Quarter Summary

•	Revenue was $85.4 million, up $7.9 million, or 10.2%, from the second quarter of 2014, and up $4.0 million, or 4.9%, from the prior quarter
•	Gross margin was 30.6%, up from 18.8% in the second quarter of 2014, and up from 29.6% in the prior quarter
•	Non-GAAP gross margin was 32.3%, up from 20.8% in the second quarter of 2014, and up from 31.3% in the prior quarter
•	Net income was $1.8 million, up from a loss of $6.8 million in the second quarter of 2014, and up from $0.1 million in the prior quarter
•	Non-GAAP net income was $5.3 million, up from a loss of $7.5 million in the second quarter of 2014, and up from $4.2 million in the prior quarter
•	Diluted earnings per share was $0.05, an improvement from a loss of $0.21 in the second quarter of 2014, and up from a slightly above positive reading of $0.00 in the prior quarter
•	Non-GAAP diluted earnings per share was $0.14, up from a loss of $0.24 in the second quarter of 2014, and up from earnings of $0.13 in the prior quarter
•

Adjusted EBITDA was $11.4 million, an improvement from a loss of $2.6 million in the second quarter of 2014, and up from $9.9 million in the prior quarter, bringing total Adjusted EBITDA over the last four quarters to $40.1 million

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Exhibit 99.1

At June 30, 2015, cash and cash equivalents, short-term investments and restricted cash and investments, together totaled $104.4 million, up $30.1 million from $74.3 million at March 31, 2015. Restricted cash and investments at June 30, 2015 was $4.0 million, consistent with March 31, 2015.

Outlook for the Quarter Ending September 30, 2015

The Company’s expectations for the third quarter 2015 are:

•	Revenue in the range of $77 million to $83 million
•	Non-GAAP gross margin in the range of 29% to 32%
•	Diluted net income/loss per share in the range of a loss of 6 cents to earnings of 2 cents, and
•	Non-GAAP diluted earnings per share in the range of 1 cent to 9 cents

The Non-GAAP outlook for the third quarter of 2015 excludes the expected amortization of intangibles and other assets of approximately $1.4 million and the anticipated impact of stock-based compensation of approximately $1.9 million, of which $0.4 million is estimated for cost of goods sold.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s Non-GAAP and Adjusted EBITDA measures exclude certain GAAP financial measures, and a reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release. These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will host a conference call today, August 6, 2015, at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time). The call will be available, live, to interested parties by dialing +1 888-427-9419. For international callers, please dial +1 719-325-2491. The Conference ID number is 6568190. A live webcast will also be available in the Investors Relations section of NeoPhotonics website at: www.neophotonics.com.

A replay of the webcast will be available in the Investor Relations section of the Company’s web site after the conclusion of the call and remain available for 30 calendar days.

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Exhibit 99.1

About NeoPhotonics

NeoPhotonics is a leading designer and manufacturer of hybrid photonic integrated optoelectronic modules and subsystems for bandwidth-intensive, high-speed communications networks. The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2000 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com.

© 2015 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: future financial results, the Company’s market position and industry trends. Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; economic conditions or natural disasters; volatility in utilization of manufacturing operations, supporting utility services and other manufacturing costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; the Company’s reliance on a small number of customers for a substantial portion of its revenues; potential pricing pressure that may arise from changing supply or demand conditions in the industry; the impact of any previous or future acquisitions; challenges involving integration of acquired businesses and utilization of acquired technology, including the recent acquisition of EMCORE’s tunable laser product line; market adoption, revenue growth and margins of acquired products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2014 as well as the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015 and the final prospectus relating to our

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Exhibit 99.1

follow-on offering filed pursuant to Rule 424(b)(4) filed on May 22, 2015. All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

Source: NeoPhotonics Corporation

NeoPhotonics Corporation

Clyde R. Wallin, +1-408-895-6020

Chief Financial Officer

ray.wallin@neophotonics.com

Sapphire Investor Relations, LLC

Erica Mannion, +1-415-471-2700

Investor Relations

ir@neophotonics.com

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Exhibit 99.1

NeoPhotonics Corporation
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	As of
	June 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$92,135	$43,035
Short-term investments	8,296	-
Restricted cash and investments	3,961	5,504
Accounts receivable, net	79,389	77,597
Inventories, net	69,655	57,347
Prepaid expenses and other current assets	12,036	15,540
Total current assets	265,472	199,023
Property, plant and equipment, net	61,832	57,657
Restricted cash and investments, non-current	-	15,750
Purchased intangible assets, net	12,441	10,263
Goodwill	1,115	-
Other long-term assets	2,130	3,591
Total assets	$342,990	$286,284

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$55,636	$48,949
Notes payable and short-term borrowing	18,183	22,771
Current portion of long-term debt	16,543	2,445
Accrued and other current liabilities	19,812	22,728
Total current liabilities	110,174	96,893
Long-term debt, net of current portion	10,925	20,891
Deferred income tax liabilities	1,787	1,818
Other noncurrent liabilities	7,482	7,226
Total liabilities	130,368	126,828

Stockholders' equity:
Common stock	100	82
Additional paid-in capital	506,861	456,189
Accumulated other comprehensive income	5,911	5,326
Accumulated deficit	(300,250)	(302,141)
Total stockholders' equity	212,622	159,456
Total liabilities and stockholders' equity	$342,990	$286,284

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Exhibit 99.1

NeoPhotonics Corporation
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	June 30, 2015	Mar. 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Revenue	$85,372	$81,384	$77,451	$166,756	$145,619
Cost of goods sold (1)	59,226	57,331	62,883	116,557	117,251
Gross profit	26,146	24,053	14,568	50,199	28,368
Gross margin	30.6%	29.6%	18.8%	30.1%	19.5%
Operating expenses:
Research and development (1)	11,457	10,482	12,085	21,939	24,141
Sales and marketing (1)	3,906	3,744	3,571	7,650	6,982
General and administrative (1)	7,419	8,196	8,193	15,615	17,180
Amortization of purchased intangible assets	448	449	379	897	758
Acquisition-related costs	147	140	-	287	-
Restructuring charges	20	6	-	26	-
Escrow settlement gain	-	-	(3,886)	-	(3,886)
Total operating expenses	23,397	23,017	20,342	46,414	45,175
Income (loss) from operations	2,749	1,036	(5,774)	3,785	(16,807)
Interest income	23	30	38	53	103
Interest expense	(456)	(506)	(311)	(962)	(562)
Other income (expense), net	602	(46)	(635)	556	(1,242)
Total interest and other income (expense), net	169	(522)	(908)	(353)	(1,701)
Income (loss) before income taxes	2,918	514	(6,682)	3,432	(18,508)
Provision for income taxes	(1,127)	(414)	(97)	(1,541)	(859)
Net income (loss)	$1,791	$100	$(6,779)	$1,891	$(19,367)
Basic net income (loss) per share	$0.05	$0.00	$(0.21)	$0.06	$(0.61)
Diluted net income (loss) per share	$0.05	$0.00	$(0.21)	$0.05	$(0.61)
Weighted averages shares used to compute basic net income (loss) per share	35,684	32,780	31,790	34,240	31,701
Weighted averages shares used to compute diluted net income (loss) per share	37,294	33,031	31,790	35,128	31,701
(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$410	$370	$455	$780	$785
Research and development	501	493	408	994	1,115
Sales and marketing	447	453	587	900	960
General and administrative	568	740	273	1,308	764
Total stock-based compensation expense	$1,926	$2,056	$1,723	$3,982	$3,624

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Exhibit 99.1

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	June 30, 2015	Mar. 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
NON-GAAP GROSS PROFIT:
GAAP gross profit	$26,146	$24,053	$14,568	$50,199	$28,368
Stock-based compensation expense	410	370	455	780	785
Amortization of purchased intangible assets	837	839	714	1,676	1,428
Depreciation of acquisition-related fixed asset step-up	(43)	172	337	129	459
Amortization of acquisition-related inventory step-up	78	78	-	156	-
Restructuring charges	125	-	-	125	-
Non-GAAP gross profit	$27,553	$25,512	$16,074	$53,065	$31,040
Non-GAAP gross margin as a % of revenue	32.3%	31.3%	20.8%	31.8%	21.3%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP Total operating expenses	$23,397	$23,017	$20,342	$46,414	$45,175
Stock-based compensation expense	(1,516)	(1,686)	(1,268)	(3,202)	(2,839)
Amortization of purchased intangible assets	(448)	(449)	(379)	(897)	(758)
Depreciation of acquisition-related fixed asset step-up	(123)	(290)	(321)	(413)	(418)
Acquisition-related costs	(147)	(140)	-	(287)	7
Restructuring charges	(20)	(6)	-	(26)	-
Litigation	-	(278)	-	(278)	-
Escrow settlement gain	-	-	3,886	-	3,886

Non-GAAP total operating expenses	$21,143	$20,168	$22,260	$41,311	$45,053
Non-GAAP total operating expenses as a % of revenue	24.8%	24.8%	28.7%	24.8%	30.9%

NON-GAAP OPERATING INCOME (LOSS):
GAAP operating income (loss)	$2,749	$1,036	$(5,774)	$3,785	$(16,807)
Stock-based compensation expense	1,926	2,056	1,723	3,982	3,624
Amortization of purchased intangible assets	1,285	1,288	1,093	2,573	2,186
Depreciation of acquisition-related fixed asset step-up	80	462	658	542	877
Amortization of acquisition-related inventory step-up	78	78	-	156	-
Acquisition-related costs	147	140	-	287	(7)
Restructuring charges	145	6	-	151	-
Litigation	-	278	-	278	-
Escrow settlement gain	-	-	(3,886)	-	(3,886)

Non-GAAP operating income (loss)	$6,410	$5,344	$(6,186)	$11,754	$(14,013)
Non-GAAP operating margin as a % of revenue	7.5%	6.6%	(8.0)%	7.0%	(9.6)%

NON-GAAP NET INCOME (LOSS):
GAAP net income (loss)	$1,791	$100	$(6,779)	$1,891	$(19,367)
Stock-based compensation expense	1,926	2,056	1,723	3,982	3,624
Amortization of purchased intangible assets	1,285	1,288	1,093	2,573	2,186
Depreciation of acquisition-related fixed asset step-up	80	462	658	542	877
Amortization of acquisition-related inventory step-up	78	78	-	156	-
Acquisition-related costs	147	140	-	287	(7)
Restructuring charges	145	6	-	151	-
Litigation	-	278	-	278	-

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Exhibit 99.1

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	June 30, 2015	Mar. 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Escrow settlement gain	-	-	(3,886)	-	(3,886)
Income tax effect of Non-GAAP adjustments	(109)	(249)	(298)	(358)	(422)
Non-GAAP net income (loss)	$5,343	$4,159	$(7,489)	$9,502	$(16,995)
Non-GAAP net income (loss) as a % of revenue	6.3%	5.1%	(9.7)%	5.7%	(11.7)%

ADJUSTED EBITDA:
GAAP net income (loss)	$1,791	$100	$(6,779)	$1,891	$(19,367)
Stock-based compensation expense	1,926	2,056	1,723	3,982	3,624
Amortization of purchased intangible assets	1,285	1,288	1,093	2,573	2,186
Depreciation of acquisition-related fixed asset step-up	80	462	658	542	877
Amortization of acquisition-related inventory step-up	78	78	-	156	-
Acquisition-related costs	147	140	-	287	(7)
Restructuring charges	145	6	-	151	-
Litigation	-	278	-	278	-
Escrow settlement gain	-	-	(3,886)	-	(3,886)
Interest expense, net	433	476	273	909	459
Provision for income taxes	1,127	414	97	1,541	859
Depreciation expense	4,375	4,556	4,187	8,931	8,403
Adjusted EBITDA	$11,387	$9,854	$(2,634)	$21,241	$(6,852)
Adjusted EBITDA as a % of revenue	13.3%	12.1%	(3.4)%	12.7%	(4.7)%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic and diluted net income (loss) per share	$0.05	$0.00	$(0.21)	$0.06	$(0.61)
GAAP diluted net income (loss) per share	$0.05	$0.00	$(0.21)	$0.05	$(0.61)
Non-GAAP basic net income (loss) per share	$0.15	$0.13	$(0.24)	$0.28	$(0.54)
Non-GAAP diluted net income (loss) per share	$0.14	$0.13	$(0.24)	$0.26	$(0.54)

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	35,684	32,780	31,790	34,240	31,701
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME (LOSS) PER SHARE	37,294	33,031	31,790	35,128	31,701
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE	38,465	33,240	31,790	36,054	31,701

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